Exhibit (h)(3) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

FUND ACCOUNTING AGREEMENT

THIS AGREEMENT dated as of March 1, 2011 is made, severally and not jointly (except that the parties agree that the calculation required by paragraph 31 hereunder shall be joint and not several) by and between the registered investment companies listed on Schedule I to this Agreement, as it may be amended from time to time (each stand-alone registered investment company and each series company of a registered investment company a “Fund” and collectively the “Funds”) and The Bank of New York Mellon, a New York corporation authorized to do a banking business, having its principal place of business at One Wall Street, New York, New York 10286 (hereinafter called the “Bank”).

WITNESSETH:

In consideration of the mutual agreements herein contained, the Funds and the Bank hereby agree as follows:

1.       The Funds hereby appoint the Bank to perform the duties hereinafter set forth.

2.       The Bank hereby accepts appointment and agrees to perform the duties hereinafter set forth.

3.       Subject to the provisions of paragraphs 4 and 5 below, the Bank shall compute the net asset value per share of each class of shares of each Fund listed on Schedule I hereto (all references to “Fund” shall be deemed to include all classes of the Fund) and shall value the securities held by each Fund (the “Securities”) at such times and dates and in the manner specified in the then currently effective registration statement or offering memorandum (the “Offering Materials”) of each Fund, except that notwithstanding any language in the Offering Materials, in no event shall the Bank be required to determine, or have any obligations with respect to, whether a market price represents any fair or true value, nor to adjust any price to reflect any events or announcements, including, without limitation, those with respect to the issuer thereof, it being agreed that all such determinations and considerations shall be solely for each Fund. However, the Bank agrees to incorporate into its calculation of a Fund’s net asset value any price or factor given by a Fund or by a third party valuation service upon instruction by a Fund.

4.       To the extent valuation of Securities or computation of a Fund’s net asset value as specified in the Fund’s then currently effective Offering Materials is at any time inconsistent with any applicable laws or regulations, the Fund shall immediately so notify the Bank in writing and thereafter shall either furnish the Bank at all appropriate times with the values of such Securities and each Fund’s net asset value, or subject to the prior approval of the Bank, instruct the Bank in writing to value the Securities and compute each Fund’s net asset value in a manner which the Fund then represents in writing to be consistent with all applicable laws and regulations. A Fund may also from time to time, subject to the prior approval of the Bank, instruct the Bank in writing to compute the value of the Securities or a Fund’s net asset value in a manner other than as specified in paragraph 3 of this Agreement. By giving such instruction, the Fund shall be deemed to have represented that such instruction is consistent with all applicable laws and regulations and the then currently effective Offering Materials of the Fund. The Fund shall have sole responsibility for determining the method of valuation of Securities and the method of computing each Fund’s net asset value.

5.       The Fund shall furnish the Bank with any and all instructions, explanations, information, specifications and documentation as deemed reasonably necessary by the Bank in the performance of its duties hereunder, including, without limitation, the amounts or written formula for calculating the amounts and times of accrual of Fund’s liabilities and expenses. The Bank shall not be required to include as a Fund’s liabilities and expenses, nor as a reduction of net asset value, any accrual for any federal, state, or foreign income taxes unless the Fund shall have specified to the Bank the precise amount of the same to be included in liabilities and expenses or used to reduce net asset value. In calculating the prices for Securities the Bank will use the price services authorized by an authorized person for a Fund listed on Appendix B to this Agreement (“Authorized Persons List”). Such authorized person shall provide the list of authorized pricing services to the Bank in a writing signed by such authorized person substantially in the form of Appendix C to this Agreement. The Bank shall be entitled to rely on the last Appendix C signed by an authorized person actually received by the Bank. A Fund shall also furnish the Bank with bid, offer, or market values of Securities if the Bank notifies the Fund that same are not available to the Bank from a Fund’s Authorized Pricing Services. At any time and from time to time, a Fund also may furnish the Bank with bid, offer, or market values of Securities and instruct the Bank to use such information in its calculations hereunder.

6.       The Bank shall advise the Fund, the Fund’s custodian and the Fund’s transfer agent of the net asset value of each Fund upon completion of the computations required to be made by the Bank pursuant to this Agreement.

7.       The Bank shall, as agent for the Fund, maintain and keep current the books, accounts and other documents, if any, and perform the additional duties, listed in Appendix A hereto and made a part hereof, as such Appendix A may be amended from time to time. Such books, accounts and other documents shall be made available upon reasonable request for inspection by officers, employees and auditors of a Fund during the Bank’s normal business hours, and shall be preserved for a period of seven (7) years. The Bank and the Fund’s intend to enter into a Service Level Guidelines Agreement (“SLA”), that may be amended from time to time by the parties, that will outline the Fund’s expectations with respect to specific services to be provided by the Bank and the operational mechanics of providing such services.

8.       All records maintained and preserved by the Bank pursuant to this Agreement which a Fund is required to maintain and preserve in accordance with the above-mentioned Rules shall be and remain the property of a Fund and shall be surrendered to a Fund promptly upon request in the form in which such records have been maintained and preserved. Upon reasonable request of a Fund, the Bank shall provide in hard copy or electronic format, whichever the Bank shall elect, any records included in any such delivery which are maintained by the Bank on a computer disc, or are similarly maintained, and a Fund shall reimburse the Bank for its expenses of providing the same.

9.       The Bank, in performing the services required of it under the terms of this Agreement, shall be entitled to rely fully on the accuracy and validity of any and all instructions, explanations, information, specifications and documentation furnished to it by the Fund and shall have no duty or obligation to review the accuracy, validity or propriety of such instructions, explanations, information, specifications or documentation, including, without limitation, evaluations of Securities; the amounts or formula for calculating the amounts and times of accrual of a Fund’s liabilities and expenses; the amounts receivable and the amounts payable on the sale or purchase of Securities; the amounts receivable or amounts payable for the sale or redemption of Fund shares effected by or on behalf of the Fund. In the event the Bank’s computations hereunder rely, in whole or in part, upon information, including, without limitation, bid, offer or market values of Securities or other assets, or accruals of interest or earnings thereon, from Authorized Pricing Services, the Bank shall not be responsible for, under any duty to inquire into, or deemed to make any assurances with respect to, the accuracy or completeness of such information.

10.       The Bank shall not be required to inquire into any valuation of Securities or other assets by a Fund or any third party described in preceding paragraph 9 hereof, even though the Bank in performing services similar to the services provided pursuant to this Agreement for others may receive different valuations of the same or different securities of the same issuers.

11.        The Bank, in performing the services required of it under the terms of this Agreement, shall not be responsible for determining whether any interest accruable to a Fund is or will be actually paid, but will accrue such interest until otherwise instructed by a Fund.

12.       The Bank shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions; loss, malfunctions of utilities or communication services, accidents; labor disputes; acts of civil or military authority or governmental actions. Nor shall the Bank be responsible for delays or failures to supply the information or services specified in this Agreement where such delays or failures are caused by the failure of any person(s) other than the Bank to supply any instructions, explanations, information, specifications or documentation deemed reasonably necessary by the Bank in the performance of its duties under this Agreement.

13.       No provision of this Agreement shall prevent the Bank from offering services similar or identical to those covered by this Agreement to any other corporations, associations or entities of any kind. Any and all operational procedures, techniques and devices developed by the Bank in connection with the performance of its duties and obligations under this Agreement, including those developed in conjunction with a Fund, shall be and remain the property of the Bank, and the Bank shall be free to employ such procedures, techniques and devices in connection with the performance of any other contract with any other person whether or not such contract is similar or identical to this Agreement.

14.       The Bank may, with respect to questions of law, apply to and obtain the advice and opinion of counsel to the independent trustees of a Fund or counsel that is mutually agreed upon by a Fund and Bank and shall be entitled to rely on the advice or opinion of such counsel.

15.       The Bank shall be entitled to rely upon any oral instructions received by the Bank and reasonably believed by the Bank to be given by or on behalf of a Fund, even if the Bank subsequently receives written instructions contradicting such oral instructions. The books and records of the Bank with respect to the content of any oral instruction shall be binding and conclusive.

16.       Notwithstanding any other provision in this Agreement, the Bank shall have no duty or obligation with respect to, including without limitation, any duty or obligation to determine, or advise or notify a Fund of: (a) the taxable nature of any distribution or amount received or deemed received by, or payable to, a Fund; (b) the taxable nature or effect on a Fund or its shareholders of any corporate actions, class actions, tax reclaims, tax refunds, or similar events; (c) the taxable nature or taxable amount of any distribution or dividend paid, payable or deemed paid, by a Fund to its shareholders; or (d) the effect under any federal, state, or foreign income tax laws of a Fund making or not making any distribution or dividend payment, or any election with respect thereto.

17.       The Bank shall be held to a standard of reasonable care in carrying out the provisions of this Agreement except as otherwise provided in this Agreement. The Bank shall not be liable for any loss, damage or expense, including counsel fees and other costs and expenses of a defense against any claim or liability, resulting from, arising out of, or in connection with its performance hereunder, including its actions or omissions, the incompleteness or inaccuracy of any specifications or other information furnished by the Fund, or for any delays caused by circumstances beyond the Bank’s control, unless such loss, damage or expense arises out of the negligence or willful misconduct of the Bank. In no event shall the Bank be liable to the Funds or any third party for special, indirect, or consequential damages, or for lost profits or loss of business, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages and regardless of the form of action.

18.       Without limiting the generality of the foregoing, the Fund shall indemnify the Bank against and save the Bank harmless from any loss, damage or expense, including counsel fees and other costs and expenses of a defense against any claim or liability, arising from any one or more of the following:

(a) Errors in records or instructions, explanations, information, specifications or documentation of any kind, as the case may be, supplied to the Bank by any third party described in preceding paragraph 9 hereof or by or on behalf of a Fund;

(b) Action or inaction taken or omitted to be taken by the Bank pursuant to written or oral instructions of the Fund or otherwise without negligence or willful misconduct;

(c) Any action taken or omitted to be taken by the Bank in good faith in accordance with the advice or opinion of counsel for the independent trustees of a Fund;

(d) Any improper use by a Fund or its agents, distributor or investment advisor of any valuations or computations supplied by the Bank pursuant to this Agreement;

(e) The method of valuation of the Securities, provided that such valuation is carried out in accordance with preceding paragraph 5 of this Agreement, and the method of computing each Fund’s net asset value; or

(f) Any valuations of Securities or net asset value provided by the Fund.

19.       In consideration for all of the services to be performed by the Bank as set forth herein the Bank shall be entitled to receive reimbursement for all out-of-pocket expenses and such compensation as may be agreed upon in writing from time to time between the Bank and the Fund.

20.        Attached hereto as Appendix B is a list of persons duly authorized to give any written or oral instructions, or written or oral specifications, by or on behalf of the Fund. From time to time the Fund may deliver a new Appendix B to add or delete any person and the Bank shall be entitled to rely on the last Appendix B actually received by the Bank.

21.       The Fund represents and warrants to the Bank that it has all requisite power to execute and deliver this Agreement, to give any written or oral instructions contemplated hereby, and to perform the actions or obligations contemplated to be performed by it hereunder, and has taken all necessary action to authorize such execution, delivery, and performance.

22.       The Bank represents and warrants to each Fund that:

(a) it has all requisite powers to execute and deliver this Agreement and to perform the actions or obligations contemplated to be performed by it hereunder, and has taken all necessary action to authorize such execution, delivery and performance;

(b) it is conducting its business in material compliance with all applicable laws and requirements, both state and federal, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted.

(c) In connection with the Funds’ obligations under Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”) the Bank agrees as follows:

(1) the Bank agrees to reasonably cooperate with the Funds and the Funds’ Chief Compliance Officer in the administration of the Funds’ compliance program (“Compliance Program”) as required by the Securities and Exchange Commission (“SEC”);

(2) the Bank has implemented and maintains policies and procedures reasonably designed to prevent, detect and promptly correct any violations of Federal Securities Laws with respect to services the Bank provides to the Funds (“Compliance Procedures”);

(3) the Bank will provide summaries of such Compliance Procedures that may affect in any material respect, the services provided hereunder by the Bank to the Funds;

(4) the Bank periodically reviews the adequacy of such Compliance Procedures and the effectiveness of their implementation and upon the request of a Fund, will provide the then current summaries of internal Compliance Procedures between such reviews;

(5) in the event that an officer or employee of the Bank administering this Agreement has actual knowledge of the occurrence of a “Material Compliance Matter” (as defined in Rule 38a-1(e)(2)) which the Bank reasonably believes is related to or will affect the Fund, the Bank will, if permitted by law and the Bank’s regulators, notify the Fund of such occurrence;

(6) except where prohibited by law, regulations or rule or as may be directed or instructed by the Bank’s regulators, the Bank agrees to notify the Funds following quarter-end of any inspections by, or other inquiries received from, the SEC or any other regulatory or law enforcement agency after the date of this certification, which relate to the services provided by the Bank to the Funds hereunder. For the avoidance of doubt, such notification obligation shall be satisfied if the notice is contained in any publicly available regulatory filing.

(d) The Bank will maintain throughout the term of this Agreement, such contingency plans as it reasonably believes to be necessary and appropriate to recover its operations from the occurrence of a disaster and which are consistent with any statute or regulations to which it is subject that imposes business resumption and contingency planning standards. The Bank agrees to provide the Funds with a summary of its contingency plan as it relates to the systems used to provide the services hereunder and to provide the Funds with periodic updates of such summary upon the Funds’ reasonable request.

(e)       The Bank shall perform the services listed in Appendix A hereto, as such Appendix A may be amended from time to time.

23.       This Agreement shall not be assignable by a Fund without the prior written consent of the Bank, or by the Bank without the prior written consent of each Fund.

24.       This Agreement shall become effective on the date first written above and shall remain in full force and effect for a period of four (4) years from the effective date of the Agreement (the “Initial Term”) and shall automatically continue in full force and effect after such Initial Term unless either party terminates this Agreement by written notice to the other party at least six (6) months prior to the expiration of the Initial Term. Additionally, if the Bank (or any of its affiliates) engages in (i) any act or omission which constitutes a breach of any representation, warranty, term, or obligation contained in this Agreement, which upon notice the Bank has not cured within 5 business days or (ii) any act or omission which constitutes negligence, reckless misconduct, willful malfeasance, or lack of good faith in fulfilling the terms and obligations of this Agreement, then each Fund shall have the right to immediately terminate this Agreement.

25.       Either party may terminate this Agreement at any time after the Initial Term upon at least ninety (90) days prior written notice to the other party. Upon the date set forth in such notice, the Bank shall deliver to the Fund all records then the property of the Fund and, upon such delivery, the Bank shall be relieved of all duties and responsibilities under the Agreement.

26.       This Agreement may not be amended or modified in any manner except by written agreement executed on behalf of both parties hereto.

27.        All laws and rules of construction of the State of New York (other than those relating to choice of laws) shall govern the rights, duties and obligations of the parties hereto. The Fund and the Bank hereby consent to the exclusive jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and the Bank each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

28.       The performance and provisions of this Agreement are intended to benefit only the Bank and each Fund, and no rights shall be granted to any other person by virtue of this Agreement.

29.       The Bank hereby represents and warrants that it has implemented and shall maintain appropriate measures designed to satisfy the requirements of federal and New York law applicable to the Bank with respect to the confidentiality of the portfolio holdings and transactions of each Fund. Upon request, the Bank shall annually make available to each such Fund such summaries or audit reports, including any SAS 70 report, as the Bank generally makes available to its similar customers.

30.       The Bank is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of those registered investment companies which are business trusts and agrees that the obligations and liabilities assumed by a registered investment company or any Fund pursuant to this Agreement, including without limitation, any obligations or liability to indemnify the Bank, shall be limited in any case to the relevant Fund and its assets and that the Bank shall not seek satisfaction of any such obligation from the shareholders of the relevant Fund, from any other Fund nor its shareholders, from the Trustees, Officers, employees or agents of the registered investment company or Fund, or any of them. In addition, in connection with the discharge and satisfaction of any claim made by the Bank involving more than one Fund, the Trustees or Officers of such Funds shall have the exclusive right to determine the appropriate allocations of liability for any claim between or among the Funds.

31.       In the event of any failure by the Bank to provide Services in accordance with the standard of care set forth in paragraph 17 of this Agreement, the Bank’s liability shall be limited to the lesser of (x) the actual direct money damages suffered by the affected Fund or Funds as a direct result of such failure or (y) two (2) times the aggregate amount paid by all Funds party to this Agreement for Fund Accounting under this Agreement for the providing of such services during the twelve (12) months immediately preceding the month in which the event giving rise to such liability occurred. If the event occurs prior to twelve (12) months from the date of this Agreement, then the two (2) times amount referred to in subparagraph (y) above will be computed using the fees paid up to the event and estimated forward for the remaining months up to twelve (12) based on historic fund activity. Any action brought against the Bank for claims hereunder must be brought within one year following the date the event giving rise to the claim is discovered by or brought to the attention of the Funds. This limitation on liability shall reset at the end of each calendar year.

Each of the registered investment companies or series thereof listed on Schedule I to this Agreement

By:_/s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

Attest:_not attested

THE BANK OF NEW YORK MELLON

By: /s Andrew Pfeifer

Name: Andrew Pfeifer

Title: Vice President

Attest:_not attested

APPENDIX A TO FUND ACCOUNTING AGREEMENT

BETWEEN

THE BANK OF NEW YORK MELLON

AND

THE FEDERATED FUNDS

I.       The Bank of New York Mellon (the “Bank”), as agent for The Federated Funds (the “Fund”), shall maintain the following records on a daily basis for each Fund.

1.       Report of priced portfolio securities

2.       Statement of net asset value per share

II.       The Bank shall maintain the following records on a monthly basis for each Fund:

1.       General Ledger

2.       General Journal

3.       Cash Receipts Journal

4.       Cash Disbursements Journal

5.       Subscriptions Journal

6.       Redemptions Journal

7.       Accounts Receivable Reports

8.       Accounts Payable Reports

9.       Open Subscriptions/Redemption Reports

10.       Transaction (Securities) Journal

11.       Broker Net Trades Reports

III.       The Bank shall prepare a Holdings Ledger on a quarterly basis, and a Buy-Sell Ledger (Broker’s Ledger) on a semiannual basis for each Fund

The above reports may be printed according to any other required frequency to meet the requirements of the Internal Revenue Service, the Securities and Exchange Commission and the Fund’s Auditors.

IV.       For internal control purposes, the Bank uses the Account Journals provided by The Bank of New York Mellon Custody System to record daily settlements of the following for each Fund:

1.       Securities bought

2.       Securities sold

3.       Interest received

4.       Dividends received

5.       Capital stock sold

6.       Capital stock redeemed

7.       Other income and expenses

All portfolio purchases for the Fund are recorded to reflect expected maturity value and total cost including any prepaid interest.

V.       The Bank shall monitor the triggers used to determine when the ITG fair value pricing procedures may be invoked, as further detailed in the SLA, and inform the appropriate Federated personnel that triggers had been met.

VI.       The Bank shall complete monthly preferred shares “asset coverage” test (as that term is defined in Section 18(h) of the Investment Company Act of 1940, as amended) following the compliance procedures contained in the SLA, as such SLA may be amended from time to time by mutual agreement of the parties (the “Compliance Procedures”).

VII.       The Bank shall complete monthly preferred shares basic maintenance amount test for Fitch Ratings, Ltd. (“Fitch”) following the Compliance Procedures.

VIII.       The Bank shall complete monthly preferred shares basic maintenance amount test for Moody’s Investors Service, Inc. (“Moody’s”) following the Compliance Procedures.

APPENDIX B

The Authorized Persons List, as amended from time to time, is hereby incorporated by reference.

CERTIFICATE OF AUTHORIZED PERSONS
(The Fund – Oral and Written Instructions)

(Current as of 3/1/11)

The following persons have been duly authorized by each Funds’ Board of Trustees/-Directors or duly authorized by an Officer of the Fund to deliver Certificates, Oral Instructions, and Instructions to The Bank of New York Mellon (“Custodian”), as indicated below and pursuant to the Custody Agreement and the Fund Accounting Agreement between the Funds and Custodian dated June 7, 2005.

Section 1 - Product Administration

Authorized to sign for operating expenses.

Thomas R. Donahue

John W. McGonigle

Section 2 - Law and Legal Compliance

Authorized to open accounts with foreign custodians and to file tax reclaim documents.

G. Andrew Bonnewell

Andrew P. Cross

Leslie K. Ross

Todd P. Zerega

Section 3 - Finance

Authorized to provide Certificates, Oral Instructions and Instructions solely with regard to payment of any expenses or liability incurred by a Fund including, but not limited to the following payments for the account of the Fund: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses:

Ronald J. Ecoff Jr.

Richard A. Novak

Melissa Strano

Tatiana M. Yewisiak

Authorized to provide Certificates, Oral Instructions and Instructions solely with regard to all non-expense account entries to the accounting records

Kristin M. Altschaffl.

Charles W. McHugh

Eric Meiring

Deborah M. Molini

Richard A. Novak

Kathleen B. Oberst

Richard N. Paddock

Beverly L. Pirker

Juliann Thoms

Christopher T. Wolfe

Section 4 - Trading

Authorized to give oral, electronic and fax instructions with respect to trading on behalf of all funds or client accounts advised or sub-advised by the following Federated investment advisers:

Federated Investment Management Company

Patrick Benacci

James Crea

James Grant

Patricia Heagy

Rae Ann Rice

George Wright

Federated Equity Management Company of Pennsylvania

Catherine A. Arendas

James R. Barbagallo

Victoria Del Principe-Dillon

Albert L. Ho

Michael A. Perez

Jennifer G. Setzenfand

Diane Startari

Christine Zorovich

Federated Investment Management Company

Federated Equity Management Company of Pennsylvania

Leslie Ciferno

Timothy Gannon

Tracy Lusk

Karl Mocharko

Joseph Mycka

Jeffrey Petro

Justin Steel

Timothy Trebilcock

Federated MDTA LLC

Thomas Beals

John Duane

Edward Foss

Daniel J. Mahr

John Sherman

Section 5- Trading Operations

Authorized to give oral, electronic or fax instructions with respect to cash movement, collateral movement and wire instruction on behalf of all funds or client accounts advised or sub-advised by the following Federated investment advisers:

Federated Investment Management Company

Federated Equity Management Company of Pennsylvania

Marjorie Beatty

Timothy P. Berry

David W. Crawford

Karol Crummie

M. Cole Dolinger

Kathleen Kent

Bennett L. Lo

Albert Morabito

Marc G. Pascal

Greg G. Rendine

Christopher J. Sannini

David J. Stump

Lynn Till

Federated MDTA LLC

Thomas Beals

John Duane

Edward Foss

Brian M. Greenberg

Frederick L. Konopka

Daniel J. Mahr

John Sherman

Section 6 - Research Personnel

Authorized to sign instructions and issue standing instructions on behalf of all funds or client accounts advised or sub-advised by the following Federated investment advisers:

Federated Investment Management Company

J. Scott Albrecht

Jonathan C. Conley

Deborah A. Cunningham

Lee R. Cunningham II

Susan R. Hill

William R. Jamison

Joseph N. Natoli

Mary Jo Ochson

Michael Sirianni

Paige Wilhelm

Federated Equity Management Company of Pennsylvania

Stephen F. Auth

Section 7 - Corporate Actions

Authorized to process corporate actions for securities

John C. Bimle

Kathy Donnelly

Thomas Foster

Lauren Shaffer

Douglas M. Shoup

Karen Thompson

Monica Wible

APPENDIX C

FAIR PRICING AUTHORIZATION MATRIX

FEDERATED INVESTORS, INC.

OPERATING PROCEDURES

DRAFT

ITG FAIR VALUE PRICING PROCEDURE

Funds Financial Services - Investment Management

I.	Purpose of this Procedure

The intent of this document is to identify the procedures that should be followed by the Portfolio Accountant (PA), Fund Treasury and Investment Management for ITG Fair Valuations.

II.	Governing Policy

It is the responsibility of The Bank of New York Mellon (BNY) to liaise with Federated Global Equity as to when to invoke Fair Value.

III.	Background / Overview

On a daily basis, BNY will monitor both Asian & European triggers (the triggers are defined in the procedure steps below). Events that move these triggers 50 basis points or more may require the need to Fair Value the international securities in Federated Funds. On days that either or both triggers are met, it is BNY’s responsibility to notify the Global Equity Traders (GET) so that the GET can determine if Fair Valuing of the International Securities in the Federated Funds is necessary.

In addition, the Valuation Committee approves, on an annual basis, a holiday calendar in which the FVM is to be utilized whether or not the above-mentioned triggers are met.

IV.	Procedure Steps
  ITG’s fair value model (FVM) will be used for all international equity securities in Federated Funds.

  The fair value procedure will be implemented when a significant (i.e. 0.5% or greater) change in either of two fair value triggers occurs. BNY will monitor the triggers on a daily basis as follows:

a)	The first trigger incorporates two Nikkei 225 futures contracts (Bloomberg codes: NIA Index and NXA Index). The former is the most recent contract trading in Singapore and the latter is the most recent contract trading in Chicago. The starting point for this trigger is 1:00 AM EST/2:00 AM EDT (or the print closest to 1am/2am) using the Singapore contract, and the closing point is measured at 4:00 PM EST/EDT (or the print closest to 4pm) using the Chicago contract.

The following chart details the appropriate triggers in the event one or more of the above markets is closed.

Singapore (NIA Index) / Chicago (NXA Index)
Japanese Stock Market	Open / Open	Open / Closed	Closed / Open	Closed / Closed
Open	NIA/NXA (from 1-2am to 4PM); 1-2am depending on Japanese close	GLOBEX S&P 500 (from Japanese close to 4 PM) - Symbol SPA Index or ESA Index	NXA (from 4AM to 4PM)	GLOBEX S&P 500 (from Japanese close to 4 PM) - Symbol SPA Index or ESA Index
Closed	NXA (from prior day’s 4PM to current 4PM)	GLOBEX S&P500 (from prior day’s 4PM to current 4PM) - Symbol SPA Index or ESA Index	NXA (from prior day’s 4PM to current 4PM)	GLOBEX S&P 500 (from prior day’s 4 PM to current 4 PM) - Symbol SPA Index or ESA Index

b)	The second trigger captures the move of the S&P 500 from 11:30 AM EST/EDT (1st print of the 11:30am SPX Index QR screen in Bloomberg) to 4:00 PM EST/EDT (Bloomberg SPX Index QR screen printed a few minutes past 4:00pm, but no later than 4:05pm).

Copies of the daily screen printouts used above in a) and b) will be maintained by BNY.

  BNY will call the GET (see Exhibit I for current list of contacts) by 4:15 PM EST/EDT to have them indicate whether or not FVM is to be activated. If both or either trigger is met, and the GET decides NOT to activate FVM, the GET will advise BNY not to activate FVM and will provide a reason for the decision that was made. BNY must document the reason in the ITG FVM Log sheet.

  The GET may also monitor the triggers throughout the course of the day as they perform their normal trading activities. Although BNY is responsible for monitoring the triggers, if the GET notices that the triggers have been met and BNY has not called to activate FVM by 4:30 PM EST/EDT, the GET may place a call to BNY to review the triggers and determine whether or not to activate FVM.

  When the GET determines that FVM is to be activated, BNY will do the following:

a)	Call Fund Treasury as soon as the decision to fair value is determined. BNY will also contact Fund Treasury if the decision is made not to fair value.
i.	Fund Treasury will then immediately contact the other service provider that services international funds (State Street Bank) to provide instructions as to whether or not to invoke Fair Value. Fund Treasury will maintain a log to track when the calls are received from BNY and when notification is provided to State Street Bank.

b)	Send an email to Fund Treasury confirming that FVM will be implemented for that day.

c)	Although Fair Valuation Worksheets are not required, BNY will be required to complete the ITG FVM log sheet on the day that the fair value procedure is activated. The GET will also keep a file of screen prints from their live market data sources to validate the implementation.

d)	The PAs will obtain the fair market value factors from ITG and proceed with adjusting the Post-Close Securities’ market values prior to determining the fund’s final net asset value (NAV) for the day.

e)	The PAs will prepare a schedule that details the following information:
i.	The market values for the Post-Close Securities (prior to adjustment);
ii.	The fair market value factors;
iii.	The market values adjusted for the FVM factor and
iv.	The fund’s net asset value (NAV) before and after the adjustment.

f)	The PAs will provide the schedule from (e) above the next business day to Fund Treasury and the appropriate portfolio manager.

Exceptions

The Valuation Committee approves, on an annual basis, a holiday calendar in which the FVM is to be utilized whether or not the above-mentioned triggers are met. On these days, the ITG fair value model will automatically be utilized and therefore the above procedures are not applicable.

V.	Key Terms, Definitions, References

Portfolio Accountant (PA) – the mutual fund accounting service providers. The service providers include State Street Corp. (SSB) and Bank of New York Mellon (BNY). Unless otherwise specified, this term applies to both service providers.

Approved by: /s/ Timothy G. Trebilcock Date: 05/12/09

Head of Trading

Approved by: /s/ Stephen F. Auth Date: 05/26/09

Chief Investment Officer- Equity

Approved by: /s/ John B. Fisher Date: 06/04/09

Senior Business Unit Manager - IM

Approved by: /s/ Richard A. Novak Date: 06/10/09

Senior Business Unit Manager-FFS

Approved by: /s/ Brian P. Bouda Date: 06/23/09

Compliance

Exhibit I

The current Global Equity Traders are Albert Ho and Vicky Del Principe-Dillon. In the event they are not available, Michael Perez (NY) or Diane Startari (PGH) from the Equity Trading Desk in Pittsburgh will be the backup.

The PA contacts are the following:

State Street

Sean Perkins	(617) 662-3698
David Helfer	(617) 662-3519
Jave Gladden	(617) 662-3530
Adam Siragusa	(617) 662-1627
James Eddy	(617) 662-3554
Central Pricing Phone	(617) 662-3099

Bank of New York Mellon (NYC)

James Goede	(212) 815-8102
Michael Benson	(212) 298-1477
Christopher Johnson	(212) 815-8078
Mike Minnetti	(212) 298-1396

AUTHORIZATION MATRIX to be attached to Price Source Authorization dated ___11/1/2010__

CLIENT: _FEDERATED INVESTORS __ Effective Date: November 1, 2010(supersedes prior Authorization Matrices)

Security Type	Primary Source	Secondary Source	Tertiary Source	Pricing Logic	Pricing Default Logic	Valuation Point
EQUITIES
U.S. Listed Equities (NYSE, AMEX)	Reuters	Interactive Data	Bloomberg	Last	Mean	Market Close
U.S. OTC Equities (NASDAQ)	Reuters	Interactive Data	Bloomberg	NOCP	Mean	Market Close
Foreign Equities	Reuters	Interactive Data	Bloomberg	Last	Mean	Market Close
Listed ADR/GDR’s	Reuters	Interactive Data	Bloomberg	Last	Underlying Local Last - converted to USD X factor	Market Close
FIXED INCOME
Municipal Bonds	Standard & Poor’s	Interactive Data		Bid		Evaluated
Mortgage Backed	PricingDirect	Reuters	Interactive Data	Bid side quote		Evaluated
U.S. Treasuries & Agencies	PricingDirect	Reuters	Interactive Data	Bid side quote		Evaluated
ABS, High Grade Corporate, Convertible bonds, Yankee / Brady bonds	Reuters	Interactive Data		Mean		Evaluated
High Yield Corporate (BBB- or below, includes NA, NR, etc.)	Interactive Data	Reuters		Mean		Evaluated
Eurobonds/Foreign Bonds	Interactive Data	StatPro	Bloomberg	Last	Bid	Evaluated
OTHER ASSETS
Options	Reuters	Bloomberg		Mean	Last	Market Close
Futures	Reuters	Bloomberg				Settlement
Non – Listed ADR/GDR’s	Bloomberg			Underlying Local Last - converted to USD X factor		Market Close
Security Type	Primary Source	Secondary Source	Tertiary Source	Pricing Logic	Pricing Default Logic	Valuation Point
Credit Default SWAPS	PricingDirect			Mid Level Quote		Evaluated
BMA SWAPS	Standard & Poor’s			Mid Level Quote		4:00PM
Loan Credit Default SWAPS	Markit	PricingDirect		Mid Level Quote		4:00PM
Municipal Credit Default SWAPS	Standard & Poor’s			Mid Level Quote		Evaluated
Loan Credit Default Index SWAPS (LCDX)	Markit	PricingDirect		Mid Level Quote		Evaluated
Mutual Funds	Accounting Agent	Bloomberg		NAV		Market Close
Structured Trade Finance	DebtDomain			Mean of Mean		Evaluated
Bank Loans	Markit	Reuters LPC		Mean of Mean		Evaluated
Gold Bullion	Reuters	Bloomberg		Bid		4:00PM
EXCHANGE RATES
	World Markets	Bloomberg		Snapshot		4:00PM
FORWARD RATES
	World Markets			Mean		4:00PM
Money Market Pricing
	Interactive Data	Reuters	Bloomberg	Bid		Evaluated

* Valuation times as of 4:00 pm Eastern Standard Time unless otherwise noted

Price Source and Methodology Authorization

Instructions: For each security type allowed by the Fund Prospectus, please indicate the primary, secondary and tertiary source to be used in calculating Net

Asset Value for the Funds identified. NOTE: If Investment Manager is a Pricing Source, please specify explicitly.

AUTHORIZED BY: ACCEPTED: __________________________________

Fund Officer

Explanation of Fields
Client:	Indicate the name of the Client and the Fund name or if multiple funds, attach a list of fund names
Primary Source:	Indicate the primary source for prices for the security type. If an Investment Manager is a pricing source, please specify explicitly.
Secondary Source:	Indicate the secondary source for prices for the security type. If an Investment Manager is a pricing source, please specify explicitly.
Tertiary Source:	Indicate the tertiary (3rd level) source for prices for the security type. If an Investment Manager is a pricing source, please specify explicitly.
Pricing Logic:	Indicate the price type to be referenced for the security type: Ask, Bid, Close, Evaluated, Last, Official Close etc.- Please note that the closing price reported by an exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close", the "official closing price" or other similar term) will be taken to be the "most recent sale price" for purposes of this section. In these instances, it is believed to be representative of the value at the close of the exchange.
Pricing Default Logic:	Indicate the price type to be referenced for the security type: Ask, Bid, Close, Evaluated, Last, etc. in the instance where the preferred price type is not available.
Valuation Point:	That point in time where the market inputs needed for the applicable valuation process/model are taken from market sources (trading market or counterparty)
Authorized By:	Provide the signature of the person authorizing the completion of the Price Source Authorization
Date:	Indicate the date the Price Source Authorization was completed

SCHEDULE I

(UPDATED AS OF 8/1/12)

A.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Emerging Market Debt Fund

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Prudent Absolute Return Fund (formerly, Federated Market Opportunity Fund)

Federated MDT Stock Trust

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Unconstrained Bond Fund

FIRST AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS FIRST AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and Bank desire to amend the Agreement subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Schedule I to the Agreement is hereby amended and updated to add the following Funds, effective March 25, 2011:

Muni Fixed Income Funds:

•	Federated Municipal Ultrashort Fund, a portfolio of Federated Fixed Income Securities, Inc.
•	Federated Premier Municipal Income Fund
•	Federated Premier Intermediate Municipal Income Fund
•	Federated Short-Intermediate Duration Municipal Trust

Other Funds:

•	Federated Muni and Stock Advantage Fund, a portfolio of Federated Income Securities Trust
•	Federated International Bond Fund, a portfolio of Federated International Series, Inc.
•	Federated International Bond Strategy Portfolio, a portfolio of Federated Managed Pool Series
•	Federated Emerging Market Debt Fund, a portfolio of Federated World Investment Series, Inc.
•	Federated Prudent DollarBear Fund, a portfolio of Federated Income Securities Trust
•	Federated InterContinental Fund, a portfolio of Federated Equity Funds
•	Federated International Leaders Fund, a portfolio of Federated World Investment Series, Inc.
•	Federated International Small-Mid Company Fund, a portfolio of Federated World Investment Series, Inc.
•	Federated International Strategic Value Dividend Fund, a portfolio of Federated Equity Funds

2. The Agreement shall remain in full force and effect as amended by this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 25, 2011.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Andrew Pfeifer

Title: Vice President

SECOND AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS SECOND AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated June 7, 2005, amended March 25, 2011 and December 31, 2012, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to amend the names of certain Funds to Schedule I, effective December 31, 2012; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

2. The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 31, 2012.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By:

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By:

Title:

SCHEDULE I

(UPDATED AS OF 12/31/12)

A.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund (formerly, Federated Prudent Absolute Return Fund)

Federated MDT Stock Trust

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Unconstrained Bond Fund

COMPLIANCE SUPPORT SERVICES ADDENDUM

TO

FUND ACCOUNTING AGREEMENT

This Compliance Support Services Addendum is effective as of May 31, 2012 by and between the investment companies listed on Exhibit 1 to this Addendum (each a “Fund” and collectively, the “Funds”) and THE BANK OF NEW YORK MELLON (“BNY Mellon”).

BACKGROUND:

A.	The Funds and BNY Mellon are parties to a certain Fund Accounting Agreement dated March 1, 2011, as amended (the “Agreement”).

B.	This Addendum is intended to supplement the Agreement with regard to additional services offered by BNY Mellon and shall be applicable solely to the Funds identified at Exhibit 1 hereto.

C.	Each Fund hereby instructs BNY Mellon to provide the compliance support services (“Support Services”) described in this Addendum, and BNY Mellon acknowledges such instruction and is willing to provide such Support Services pursuant to the terms set forth herein.

D.	This Background section is hereby incorporated by reference in and made a part of this Addendum.

TERMS:

In consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1.	BNY Mellon shall provide, or cause its affiliates to provide, the Support Services, as they are described at Exhibit 2 hereto, subject to all applicable terms and conditions of the Agreement.

2.	As compensation for providing the Support Services, the Funds shall pay BNY Mellon a fee or fees as may be agreed to from time to time in writing by the parties hereto.

Each Fund hereby represents and warrants to BNY Mellon that (i) the terms of this Addendum, (ii) the fees and expenses associated with this Addendum and (iii) any benefits accruing to BNY Mellon and/or any affiliate of such Fund relating to this Addendum have been fully disclosed to the Board of Trustees of the Fund and that, if required by applicable law, such Board of Trustees has approved or will approve the terms of this Addendum, any such fees and expenses, and any such fees and expenses, and any such benefits.

3.	Notwithstanding any provision of this Addendum, the Support Services are not, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of a Fund or any other person. Neither this Addendum nor the provision of the Support Services establishes or is intended to establish an attorney-client relationship between BNY Mellon and a Fund or any other person.

4.	While BNY Mellon, when providing certain of the Support Services, may identify out-of-compliance conditions, BNY Mellon does not, and could not for the fees charged, make any guarantees, representations or warranties with respect to its ability to identify any or all such conditions.

5.	The parties hereto acknowledge that all work produced by BNY Mellon in providing the Support Services, and the performance of the Support Services in general, by BNY Mellon pursuant to this Addendum will be a the request and direction of each Fund and Fund’s chief compliance officer (“CCO”). BNY Mellon disclaims liability to the Fund, and the Fund is solely responsible, for the selection, qualifications and performance of the Fund’s CCO and the adequacy and effectiveness of the Fund’s compliance program.

6.	BNY Mellon shall not be responsible for: (a) delays in the transmission to it by the Funds, the Funds’ adviser and entities unaffiliated with BNY Mellon (collectively, for this Addendum, “Third Parties”) of data required for the Support Services, (b) inaccuracies of, errors in or omissions of, such data provided to it by any Third Party, and (c) review of such data provided to it by any Third Party. This Section 6 is a limitation of responsibility provision for the benefit of BNY Mellon, and shall not be used to imply any responsibility or liability against BNY Mellon.

7.	Miscellaneous.

(a)	As hereby supplemented, the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Addendum and the terms of the Agreement, the terms of this Addendum shall control with respect to the Support Services.

(b)	This Addendum may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to the Addendum shall constitute the valid and binding execution hereof by such party.

(c)	If any provision or provisions of this Addendum shall be held to be invalid, unlawful or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized officers designated below on the date and year noted below.

On behalf of each of the Funds indicated on Exhibit 1,

as may be amended from time to time

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Jay F. Nusblatt

Name: Jay F. Nusblatt

Title: Head of U.S. Fund Accounting and Authorized Signer

Effective Date: May 31, 2012

EXHIBIT 1

Fund/Portfolio Name

A.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Municipal Ultrashort Fund

Federated Premier Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated Unconstrained Bond Fund

Federated Market Opportunity Fund

Federated MDT Stock Trust

Federated Muni and Stock Advantage Fund

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated Prudent DollarBear Fund

Federated InterContinental Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

EXHIBIT 2

Compliance Support Services

Description	Frequency

1.       Provision of compliance policies and procedures for each applicable BNY Mellon line of business, summary and regulatory mapping of procedures

2.       Certification letter attesting BNY Mellon’s compliance with such policies and procedures.

3.       Host the Fund’s CCO at BNY Mellon’s operations location.

4.       CCO group meetings with Fund’s CCO and other CCOs on regulatory issues and industry best practices.

Annually, with interim updates on an as-needed basis. Quarterly or annually at client’s request. Annually. Annually.

THE BANK OF NEW YORK MELLON

May 31, 2012

The Federated Family of Funds

Re: Compliance Support Services Fees

Dear Sir/Madam:

This letter constitutes our agreement with respect to compensation to be paid to The Bank of New York Mellon (“BNY Mellon”) under the terms of the Compliance Support Services Addendum dated on or about the date hereof (the “Addendum”) to the Fund Accounting Agreement dated March 1, 2011, as amended (the “Agreement”) between the investment companies listed on Exhibit 1 thereto (each a “Fund” and collectively, the “Funds”) and BNY Mellon for compliance support services provided to or on behalf of the Funds as set forth on Exhibit 2 to the Addendum. The fee for the compliance support services set forth on such Exhibit 2 to the Addendum shall be $5,000 per year for the fund accounting and financial reporting service line. This fee shall be allocated evenly among the Funds.

Such fees are in addition to, and in no way affect, other fees to which the parties hereto have agreed (or in the future agree) with respect to the Agreement or any amendment thereto.

All services provided pursuant to the Addendum are provided subject to reimbursement of BNY Mellon’s out-of-pocket expenses. Out-of-pocket expenses are assessed at cost and include, but are not limited to, independent compliance reviews, overnight express charges, travel costs, transmission expenses, and all other miscellaneous fees incurred on behalf of the Funds in connection with such services.

If the foregoing accurately sets forth our agreement regarding the fees for the services referred to herein and you intend to be legally bound hereby, please execute a copy of this letter and return it to BNY Mellon.

Very truly yours,

THE BANK OF NEW YORK MELLON

By: Jay F. Nusblatt

Name: Jay F. Nusblatt

Title: Head of U.S. Fund Accounting and

Authorized Signer

Agreed and accepted:

On behalf of each of the Funds indicated on Exhibit 1 to the Addendum, as may be amended from time to time.

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THIRD AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated June 7, 2005, amended March 25, 2011, December 31, 2012 and April 28, 2014, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to amend the names of certain Funds to Schedule I, effective April 28, 2014; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

2. The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of April 28, 2014.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 4/28/14)

A.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Enhanced Treasury Income Fund

Federated Emerging Markets Debt Fund

Federated Emerging Markets Equity Fund (formerly, Federated Global Equity Fund)

Federated InterContinental Fund

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund

Federated MDT Stock Trust

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Unconstrained Bond Fund

FOURTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated June 7, 2005, amended March 25, 2011, December 31, 2012, April 28, 2014, and December 1, 2014, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

2. The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2014.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 12/1/14)

A.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Unconstrained Bond Fund

FIFTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated June 7, 2005, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

2. The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 26, 2015.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 6/25/15)

A.	Money Market Funds

Federated Automated Government Cash

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

SIXTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to amend the names to certain Funds and add certain Funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2016.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: _/s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: _/s/ Armando Fernandez_

Name: Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 12/01/16)

A.	Money Market Funds

Federated Automated Government Cash

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund (formerly Federated MDT Stock Trust)

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

SEVENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to amend the names to certain Funds and delete certain Funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of August 1, 2017.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: _/s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /a/ Armando Fernandez

Name: Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 08/1/17)

A.	Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated InterContinental Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund *

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

*a portfolio of Federated MDT Equity Trust to be effective August 31, 2017.